                                                                 Exhibit  10.19

                              LIPID SCIENCES, INC.
                     NONQUALIFIED STOCK OPTION AGREEMENT
                 (For Non-Employee Directors and Consultants)

      THIS AGREEMENT made and entered into as of the ____ day of _______, 200_ (the "Grant Date"), by Lipid Sciences, Inc., a Delaware corporation (the "Company"), and _________________ ("Participant").

                                    RECITALS

      WHEREAS, the Company has in effect the Lipid Sciences, Inc. 2000 Stock Plan (the "Plan") which permits options to purchase shares of the Company's common stock, $________ par value ("Stock"), to be granted to certain employees, non-employee directors, consultants and advisors of the Company.

      WHEREAS, the Company believes it to be in the best interests of the Company and its stockholders for such individuals to obtain or increase their stock ownership interest in the Company in order that they will have a greater incentive to work for and manage the Company's affairs.

      WHEREAS, the Participant is a non-employee member of the Board of Directors of the Company or a consultant or advisor to the Company and has been selected by the Board of Directors (the "Board") to receive an option under the Plan.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

         1. Option.

             (a) Grant. Subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to Participant a Non-Qualified Stock Option to purchase all or any part of the Shares set forth on the signature page hereof, at the exercise price set forth on the signature page hereof.

             (b) Term. The term of the Option shall expire at 11:59 p.m. on the date immediately preceding the fifth anniversary of the date of grant of the Option.

             (c) Vesting. The Option shall vest as set forth in the following table:



    Number of Optioned Shares Vested                  Vesting Date
    --------------------------------                  ------------

         2. Exercise. The Option may not be exercised prior to the date it is vested or after the expiration date. Participant may, subject to the limitations of this Agreement and the Plan, exercise all or any portion of the Option that has vested pursuant to Section 1 hereof by providing written notice of exercise to the Company specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment of the exercise price for such Shares. The exercise price shall be paid in cash, by the surrender of a whole number of Shares (free of all adverse claims and duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank) having a Fair Market Value on the date of exercise equal to the exercise price, or by the surrender of the unexercised, vested portion of the Option as to which the Spread (as hereinafter defined) is equal to the exercise price, or any combination of the foregoing. "Spread" means the Fair Market Value on the date of exercise of the underlying Shares less the exercise price. No portion of the Option may be exercised after it has expired pursuant to Section 1 hereof.

         3. Termination of Service.

             (a) Except as otherwise provided by the Board, if the Participant ceases to provide services to the Company for any reason other than death, disability or cause (as defined below), then the Participant may exercise the Option, to the extent vested and exercisable as of the date of such cessation of services, for a period of three (3) months after such date, but in no event beyond the Expiration Date of the Option.

             (b) If the Participant ceases to provide services to the Company by reason of death or disability as defined in Section 22(e)(3) of the Code, then the Participant (or the Participant's beneficiary or estate in the event of the Participant's death) may exercise the Option, to the extent vested and exercisable as of the date of the Participant's death or disability, for a period of twelve (12) months following the date of death or disability, but in no event beyond the Expiration Date.

             (c) If the Participant ceases to provide services to the Company for cause, the Option (whether or not vested) shall immediately terminate upon such cessation of services. For this purpose, "cause" is defined to mean a termination of services as a result of: (i) the failure of the Participant to perform or observe any of the terms or provisions of any written agreement between the Participant and the Company, or, if no written agreement exists, the gross dereliction of the Participant's duties with respect to the Company; (ii) the failure of the Participant to comply fully with the lawful directives of the Board of Directors of the Company, or the officers or supervisory employees to whom the Participant is reporting; (iii) dishonesty; (iv) misconduct; (v) conviction of a crime involving moral turpitude; (vi) substance abuse; (vii) misappropriation of funds; (viii) disloyalty or disparagement of the Company or its management or employees; or (ix) other proper cause determined in good faith by the Board.

         4. Change of Control. In the event of a Change of Control, any unvested portion of the Option shall vest in full. Change of Control means: (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity (unless such plan is subsequently abandoned); (ii) the adoption by the Company's shareholders of a plan of liquidation or the approval of the dissolution of the Company (unless such liquidation or dissolution is subsequently abandoned); (iii) the approval by the Company's shareholders of an agreement providing for the sale of all or substantially the assets of the Company unless such sale is subsequently abandoned); or (iv) the acquisition of more than thirty percent (30%) of the outstanding Shares by any person within the meaning of Rule 13(d)(3) under the Securities Exchange Act of 1934 if such acquisition is not preceded by a prior expression of approval by the Board; or (v) one-third or more of the Company's Board of Directors are not Continuing Directors (a "Continuing Director" means any member of the Board of Directors who was a member on May 19, 1999, and any Director who was recommended for election, or is elected to fill a vacancy, as a director by a majority of the Continuing Directors then on such Board).

         5. Withholding. The Company may deduct and withhold from any cash payable to Participant such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes in connection with any exercise of this Option. The Participant may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option or (b) by delivering to the Company Shares already owned by the Participant. The Shares so delivered or withheld shall be a whole number, have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined, shall be free of all adverse claims, and shall be duly endorsed in blank by Participant or accompanied by stock powers duly endorsed in blank.

         6. Non-transferability. Participant shall have no rights to sell, assign, transfer, pledge, assign or otherwise alienate the Option under this Agreement, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and any such attempted sale, assignment, transfer, pledge or other conveyance shall be null and void. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her legal representative).

         7. Beneficiary. The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by Participant in accordance herewith (the person who is Participant's Beneficiary at the time of his or her death is referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of Participant. Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Board of Directors. The last such designation received by the Board of Directors shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board of Directors prior to Participant's death, and in no event shall any designation be effective as of a date prior to such receipt. If no Beneficiary designation is in effect at the time of Participant's death, or if no designated Beneficiary survives Participant or if such designation conflicts with law, Participant's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of Optionee. If the Board of Directors is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the underlying Shares, until the Board of Directors determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

         8. Securities Law Restrictions. Participant acknowledges that he is acquiring the Option and the Shares purchasable pursuant to the Option for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Act"). Participant agrees and acknowledges with respect to any Shares that have not been registered under the Act, that (i) Participant will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Shares to such effect. As a further condition to the issuance of the Shares, the Participant agrees for himself, and his heirs, legatees and legal representatives, prior to such issuance to execute and deliver to the Company such investment representations and warranties, and to take such other actions, as counsel for the Company determines may be necessary or appropriate for compliance with the Act and any applicable securities laws.

      Unless otherwise determined by the Board, the Participant agrees that any certificate representing shares of Stock acquired upon exercise of the Option shall bear the following legend:

      The shares of Stock represented by this certificate are restricted securities as that term is defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). These shares may not be sold, transferred or disposed of unless they are registered under the Act, or sold in a transaction that is exempt from registration under the Act and any applicable state securities laws.

         9. Limited Interest.

             (a) The grant of the Option shall not be construed as giving Participant any interest other than as provided in this Agreement.

             (b) Participant shall have no rights as a stockholder as a result of the grant of the Option, until the Option is exercised, the exercise price is paid, and the Shares issued thereunder.

             (c) The grant of the Option shall not confer on Participant any right to continue as an employee, nor interfere in any way with the right of the Company to terminate the Participant at any time.

             (d) The grant of the Option shall not affect in any way the right or power of the Company to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance or modification of any term, condition, or covenant of any bond, debenture, debt, preferred stock or other instrument ahead of or affecting the Shares or the rights of the holders thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other Company act or proceeding, whether of a similar character or otherwise.

         10. Incorporation by Reference. The terms of the Plan to the extent not stated herein are expressly incorporated herein by reference and in the event of any conflict between this Agreement and the Plan, the Plan shall govern.

         11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         12. Amendment. This Agreement may not be amended, modified, terminated or otherwise altered except by the written consent of the parties thereto.

         13. Counterparts. This Non-Qualified Stock Option Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal hereunto affixed, and the Participant has hereunto affixed his hand the day and year first above written.

                                     LIPID SCIENCES, INC.


                                      By:
                                          ____________________________________

                                      Its:
                                           ____________________________________
                                                    ("Company")




                                     _________________________________________
                                     Name:
                                          ____________________________________
                                                  ("Participant")


No. of Shares:                           Grant Date:

Exercise Price Per Share:                Initial Exercise Date:

                                         Option Expiration Date:

Date of Agreement:  _________, __        Date of First Service:

Beneficiary:                             Address of Beneficiary:
            _________________________    ____________________________________
                                         ____________________________________


Beneficiary Tax Identification No.:
____________________________________